9/96                                              Page 1


                        SERVICER'S CERTIFICATE
              CHEVY CHASE AUTO RECEIVABLES TRUST 1996-1
             6.00 % AUTO RECEIVABLES BACKED CERTIFICATES

   Distribution Date:   October 15, 1996
   Collection Period:   September, 1996
   Record Date:          October 14, 1996

     Under the pooling and Servicing Agreement, dated as of June 1, 1996 between Chevy Chase Bank, F.S.B. (as "Seller and "Servicer") and First Bank National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables Trust 1996-1
 (the during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

     A.  Information Regarding the Current Monthly Distribution.
         1.  Certificates
             (a)     The Aggregate amount of the
                     distribution to
                     Certificate holders on the
                     Distribution Date Set forth
                     above  .  .  .  .  .  . $ 6,947,596.16

             (b)     The amount of the distribution
                     set forth in paragraph (a)
                     above allocable to principal,
                     including any overdue
                     principal  .  .  .  .  .$ 5,796,580.76

             (c)     The amount of the distribution
                     set forth in paragraph (a) above
                     allocable to interest, including
                     any overdue interest  . $ 1,151,015.40




      9/96                                           Page 2

     (d)     The Insured Payments, if any, with respect
                     of such Distribution Date..........$0.00

     (e)     The Premium Amount with respect of
              such Distribution Date.................$12,717.43

     (f)     The amount of the distribution
                     set forth in paragraph (a) above,
                     per Certificate in a principal
                     amount of $1,000.  .  . $   30.5123727

     (g)     The amount of the distribution
                     set forth in paragraph (b) above,
                     per Certificate in a principal
                     amount of $1,000.  .  . $   25.4573565

      (h)     The amount of the distribution
                     set forth in paragraph (c) above,
                     per Certificate in a principal
                     amount of $1,000.  .  . $    5.0550162

        (i)       The amount of the distribution
                   set forth in paragraph (d) above,
                   per Certificate in a principal
                   amount of $1,000.  .  . $    0.0000000

       (j)     The Certificate Principal Balance
                     as of such Distribution Date (after
                     giving effect to any distribution on
                     such Distribution Date)$ 203,478,946.14

       (k)     The balance of the Reserve Account after effect
                to distributions and deposits and the change in
                balances from that of the prior Distribution
                 Date ......................................$8,401,227.03

        (l)     The balance of the Yield Maintenance Account,
                 after giving effect to distributions from the prior
                 Distribution Date...........................$281,097.40






       9/96                                               Page 3


     B.   Information Regarding the Performance of the Trust.
     1.  Net Losses, Delinquencies and Pool Balance.
              (a)     The aggregate net losses on the
                     Receivables for the related Collection
                     Period.  .  .  .  .  .  $   211,433.50

             (b)     The aggregate principal balance of all
                     Receivables which were delinquent 30
                     days or more as of the last day of the
                     related Collection Perio$8,137,175.64


             (c)     The Pool Balance as of the end of the
                     related Collection Perio$203,478,946.14

             (d)     The Certificate Factor as of the end
                     of the related Collectio$    0.8936365




                            CHEVY CHASE BANK, F.S.B.
                              Auto Trust 1996-1 Servicer
                                       Mark A. Holles
                                 ___________________________
                                       Mark A. Holles
                                       Vice President